COMMITMENTS AND CONTINGENT LIABILITIES - Future minimum payments to employees under employment contracts (Details 1) (Employment Contracts) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY
Employment Contract [Line Items]
2013	$ 5,592	35,151
2014	4,184	26,275
2015	2,286	14,356
2016	1,163	7,304
2017	1,089	6,836
2018 and thereafter	9,135	57,370
Total minimum employment contract payments	$ 23,449	147,292